EXHIBIT 21

Name of Subsidiary	Percent owned

ARGENTINA:
Ingersoll-Rand Argentina S.A.I.C.	100.00%

AUSTRALIA:
Ingersoll-Rand (Australia) Ltd.	100.00%
Ingersoll-Rand Architectural Hardware (Australia) Pty. Limited	100.00%
McAlpine Australia Pty Limited	100.00%
McAlpine Hussmann (Australia) Pty Limited	100.00%
McAlpine Hussmann Pty Limited	100.00%
Triangle Refrigeration Pty. Ltd.	100.00%

AUSTRIA:
Interflex Datensysteme Gesmbh	100.00%

BARBADOS:
Ingersoll-Rand (Barbados) Corporation	100.00%
Ingersoll-Rand (Barbados) Holding Incorporated	100.00%

BELGIUM:
Ingersoll-Rand Security Technologies N.V.	100.00%
Koxka Belgium S.A.	100.00%
Newman Tonks Brussels N.V.	100.00%
Separal B.V.	100.00%
Thermo King Belgium N.V.	100.00%

BERMUDA:
Ingersoll-Rand Global Holding Company Limited	100.00%
Ingersoll-Rand Treasury Ltd.	100.00%
Ingersoll-Rand World Trade Ltd. (Bermuda)	100.00%
IR Techno Holding Company Limited	100.00%
Woodcliff Insurance Ltd.	100.00%

BRAZIL:
Hussmann do Brasil Ltda.	100.00%
Hussmann Service do Brasil Ltda.	100.00%
Ingersoll-Rand do Brasil Ltda.	100.00%
Thermo King do Brasil, Ltda.	100.00%

BRITISH VIRGIN ISLANDS:
Ingersoll-Rand Fu Hsing Holdings Limited	51.00%

Name of Subsidiary	Percent owned

CANADA:
ETC Electronic Technologies Incorporated	100.00%
Hibon Inc.	100.00%
Hussmann Canada Holdings Limited	100.00%
Hussmann Canada Inc.	100.00%
Ingersoll-Rand Canada, Inc.	100.00%

CHILE:
Comercial Ingersoll-Rand (Chile) Limitada	100.00%
Hussmann Chile S.A.	100.00%
Ingersoll-Rand Company (Chile) y Cia Ltda.	100.00%

CHINA:
Beijing Bocom Video Communication Systems Co., Ltd.	100.00%
Beijing Metal Door Co. Ltd.	16.60%
Changzhou Superay Tools Co., Ltd.	100.00%
Fu Hsing Industrial (Shanghai) Co., Ltd.	100.00%
Fu Jia Hardware Products (Shanghai) Co., Ltd.	100.00%
Guangzhou Hussmann Refrigeration Company, Ltd.	100.00%
Ingersoll-Rand (China) Industrial Equipment Manufacturing Co., Ltd.	100.00%
Ingersoll-Rand (China) Investment Company Limited	100.00%
Ingersoll-Rand (Guilin) Tools Company Limited	90.00%
Ingersoll-Rand (Linzhou) Renewable Energy Company Limited	100.00%
Ingersoll-Rand (Shanghai) Trading Co., Ltd.	100.00%
Ingersoll-Rand Machinery (Shanghai) Company Limited	100.00%
Luoyang Hussmann Refrigeration Company	100.00%
Nanjing Ingersoll-Rand Compressor Co., Ltd.	80.00%
Shanghai Air-Tec Compressor Solutions Co., Ltd.	100.00%
Shanghai Bocom Video Communication System Co., Ltd.	90.00%
Shanghai Ingersoll-Rand Compressor Limited	100.00%
Shenzhen Bocom System Engineering Co. Ltd.	80.00%
Thermo King Container Temperature Control (Suzhou) Corporation Ltd.	90.00%
Thermo King Dalian Transport Refrigeration Company, Limited	75.00%
Triangle Hussmann Refrigeration (Shanghai) Co. Ltd.	100.00%

COLOMBIA:
Inversora Lockey Ltda.	55.10%

CZECH REPUBLIC:
Emerson Electric, s.r.o.	10.00%
Ingersoll-Rand CZ s.r.o.	100.00%
Ingersoll-Rand Equipment Manufacturing Czech Republic s.r.o.	100.00%

DENMARK:
Ingersoll-Rand Security Technologies A/S	100.00%
Thermo King Container-Denmark A/S	100.00%

Name of Subsidiary	Percent owned

FRANCE:
A.B.S. - R.I.C.A.	100.00%
Bricard S.A.	100.00%
Cacir, S.A.S.	100.00%
Compagnie Ingersoll-Rand S.A.S.	100.00%
Guerville Riquier Serrurerie Sarl	100.00%
Ingersoll-Rand Air Solutions (France) Sarl	100.00%
Ingersoll-Rand Equipements de Production S.A.	100.00%
IR Services S.A.R.L.	100.00%
Koxka France SARL	100.00%
Mustad SAS	100.00%
Normbau France S.A.S.	100.00%
S.A. Etablissements Charles Maire	100.00%

GERMANY:
Astrum Gesellschaft für angewandte Informatik mbH	100.00%
Best Matic Vermogensverwaltungs GmbH	100.00%
GHH-Rand Schraubenkompressoren GmbH	100.00%
Ingersoll-Rand Beteiligungs GmbH	100.00%
Ingersoll-Rand Beteiligungs und Grundstucksverwaltungs GmbH	100.00%
Ingersoll-Rand GmbH	100.00%
Ingersoll-Rand Service GmbH	100.00%
Interflex Datensysteme GmbH & Co. KG	100.00%
IR Deutsche Holding GmbH	100.00%
IR Security & Safety GmbH	100.00%
Koxka Deutschland GmbH	100.00%
Normbau Beschlage und Ausstattungs GmbH	100.00%
Thermo King Deutschland GmbH	100.00%
Wilhelm Klein GmbH	100.00%

GIBRALTAR:
Ingersoll-Rand (Gibraltar) Limited	100.00%

HONG KONG:
Ingersoll-Rand (Hong Kong) Holding Company Limited	100.00%
Hussmann Tempcool (Hong Kong) Limited	100.00%
Ingersoll-Rand (Hong Kong) Limited	100.00%
Ingersoll-Rand Fu Hsing Limited	51.00%
Ingersoll-Rand Superay Holdings Limited	100.00%
Koolzone (Asia) Limited	100.00%
Superay International Limited	100.00%

Name of Subsidiary	Percent owned

HUNGARY:
Hussmann Refrigeration (Hungary) KFT.	60.00%
Ingersoll-Rand Hungary Central Europe Group Financing LLC	100.00%

ICELAND:
Ingersoll-Rand Finance Islandi slf.	100.00%

INDIA:
Ingersoll-Rand (India) Limited	74.00%
Ingersoll-Rand International (India) Limited	100.00%
Ingersoll-Rand Wadco Tools Private Limited	100.00%
Thermo King India Private Limited	100.00%

INDONESIA:
PT Ingersoll-Rand Indonesia	100.00%

IRELAND:
Airside Manufacturing Limited	100.00%
Ingersoll-Rand International Finance Limited	100.00%
Ingersoll-Rand International Limited	100.00%
Ingersoll-Rand Irish Holdings	100.00%
Ingersoll-Rand Technical and Services Limited	100.00%
Spanashview	100.00%
Thermo King European Manufacturing Limited	100.00%
Thermo King Ireland Limited	100.00%
Thermo King Services Limited	100.00%
Thermo King Total Kare Limited	100.00%

ITALY:
Cisa S.p.A.	100.00%
Hussmann Koxka Italia S.r.l.	100.00%
Ingersoll-Rand Italia S.r.l.	100.00%
Ingersoll-Rand Italiana S.p.A.	100.00%
Officina Meccaniche Industriali SRL	100.00%

JAPAN:
Ingersoll-Rand Japan, Ltd.	100.00%
Thermo King Japan, Ltd.	100.00%

SOUTH KOREA:
Ingersoll-Rand Korea Limited	100.00%

Name of Subsidiary	Percent owned

LUXEMBOURG:
Ingersoll-Rand Holdings & Finance International S.a.r.l	100.00%
Ingersoll-Rand Lux Euro Financing S.ar.l.	100.00%
Ingersoll-Rand Lux Holdings S.ar.l.	100.00%
Ingersoll-Rand Lux International S.a.r.l.	100.00%
Ingersoll-Rand Lux Roza III S.a.r.l.	100.00%
Ingersoll-Rand Lux Roza S.a.r.l.	100.00%
Ingersoll-Rand Luxembourg United S.a.rl.	100.00%
Ingersoll-Rand Roza II S.ar.l.	100.00%
Ingersoll-Rand Worldwide Capital S.a.r.l.	100.00%

MALAYSIA:
Hussmann Tempcool (Malaysia) Limited	100.00%
Ingersoll-Rand Malaysia Co. Sdn. Bhd.	100.00%
Maltaitech Corporation Sdn. Bhd.	100.00%

MEXICO:
Hussmann-American, S. de R.L. de C.V.	100.00%
Hussmann-Mexico, S. de R.L. de C.V.	100.00%
Hussmann-Servicios, S. de R.L. de C.V.	100.00%
Industrias Frigorificas, S.A. de C.V.	100.00%
Ingersoll-Rand S.A. de C.V.	100.00%
Schlage de Mexico S.A. de C.V.	100.00%

NETHERLANDS:
Cielle B.V.	100.00%
Ingersoll-Rand Security Technologies B.V.	100.00%
ECO Kompressoren B.V.	100.00%
Fincisa B.V.	100.00%
Hussmann Netherlands B.V.	100.00%
Ingersoll-Rand European Holding Company B.V.	100.00%
Ingersoll-Rand Netherlands B.V.	100.00%
Ingersoll-Rand Service B.V.	100.00%
IR Holdings (Netherlands) B.V.	100.00%
Thermo King Transportkoeling B.V.	100.00%

NEW ZEALAND:
Club Car Limited	100.00%
Contract Refrigeration Ltd.	100.00%
Hussmann Australasia Limited	100.00%
Ingersoll-Rand Architectural Hardware Limited	100.00%
Koxka New Zealand Ltd.	100.00%
McAlpine Hussmann Limited	100.00%
McAlpine Industries Limited	100.00%

PERU:
Ingersoll-Rand Company of Peru S.A.	100.00%

PHILIPPINES:
Ingersoll-Rand Philippines, Inc.	100.00%

Name of Subsidiary	Percent owned

POLAND:
Hussmann Koxka Poland, Spzoo	100.00%
Ingersoll-Rand Polska Sp.zo.o	100.00%

PORTUGAL:
Comingersoll-Comercio e Industria de Equipamentos, S.A.R.L.	20.65%

PUERTO RICO:	100.00%
Ingersoll-Rand de Puerto Rico, Inc.

RUSSIA:
ZAO Ingersoll-Rand CIS	100.00%

SINGAPORE:
Hussmann Tempcool (Singapore) Pte. Ltd.	100.00%
Hussmann Tempcool Holdings PTE. Ltd.	50.00%
Ingersoll-Rand South East Asia (Pte.) Ltd.	100.00%

SLOVENIA:
Plurifilter D.o.o.	100.00%

SOUTH AFRICA:
D. Purdue & Sons Ltd.	25.00%
Ingersoll-Rand Company South Africa (Pty.) Limited	100.00%
NT South Africa	100.00%

SPAIN:
Cisa Cerraduras S.A.	100.00%
Hussmann Koxka, S.L.	100.00%
Ingersoll-Rand Iberica, S.L.	100.00%
Ingersoll-Rand Rodamientos Holding, S.L.	100.00%
Ingersoll-Rand Servicios, S.A.	100.00%
Koxka Levante S.A.	60.00%
Reftrans, S.A.	85.00%

SWEDEN:
Ingersoll-Rand AB	100.00%
Ingersoll-Rand Best-Matic AB	100.00%
Ingersoll-Rand Svenska AB	100.00%

Name of Subsidiary	Percent owned

SWITZERLAND:
Ingersoll-Rand Acceptance Company S.A.	100.00%
Ingersoll-Rand Equipment & Consulting S.A.R.L.	100.00%
Ingersoll-Rand International Sales S.A.	100.00%
Ingersoll-Rand Investment Company S.A.	100.00%
Ingersoll-Rand Machinery and Services S.A.R.L.	100.00%
Ingersoll-Rand S.A.	100.00%
Ingersoll-Rand Services & Engineering Company	100.00%
Ingersoll-Rand Technical and Services S.A.R.L.	100.00%
Interflex Datensysteme AG	100.00%
I-R Trading S.A.	100.00%
Klemm Bohrtechnik AG	99.98%

TAIWAN:
Fu Yang Investment Company Limited	100.00%
Taiwan Fu Hsing Industrial Co. Ltd.	9.90%

THAILAND:
Hussmann (Thailand) Company Limited	75.00%
Hussmann-Thai Holding Co., Ltd.	100.00%

TURKEY:
IR Emniyet ve Guvenlik Sistemleri Sanayi A.S. (IR Security & Safety Industrial Company)	100.00%

UNITED KINGDOM:
A/S Parts Limited	100.00%
Airtec Limited	100.00%
Best Matic International Limited	100.00%
Bondpaint Limited	100.00%
Briton Door Controls Limited	100.00%
C.A.P. Sales Limited	100.00%
Capital Metalworks Limited	100.00%
CISA (UK) Plc.	100.00%
Compressed Air Parts Limited	100.00%
D.A. Thomas (Northern) Limited	100.00%
Hussmann (Europe) Limited	100.00%
Hussmann Holdings Limited	100.00%
Ingersoll-Rand Company Limited	100.00%
Ingersoll-Rand European Financial Services plc.	100.00%
Ingersoll-Rand European Sales Limited	100.00%
Ingersoll-Rand Financial Services Limited	100.00%
Ingersoll-Rand Holdings Limited	100.00%
Ingersoll-Rand Security Technologies Limited	100.00%
Ingersoll-Rand UK Ltd.	100.00%
Interflex Time & Access Ltd.	100.00%
IR Investment Holding Co. Ltd.	100.00%
IR Security and Safety (South East) Limited	100.00%
IR Security and Safety (Tayforth) Limited	100.00%
IR Security and Safety Architectural Hardware Limited	100.00%
IR Security and Safety Thomson Group Limited	100.00%
Newman Tonks (Amersham) Limited	100.00%
Newman Tonks (Overseas Holdings) Limited	100.00%
Newman-Tonks Management Services Limited	100.00%
NT Acquisition Limited	100.00%
NT Architectural Hardware Limited	100.00%
NT Door Controls Limited	100.00%
NT Group Properties Limited	100.00%
NT Leamington Limited	100.00%
NT Legge Limited	100.00%
NT Security Limited	100.00%
NT Sittingbourne Limited	100.00%
R. Cartwright & Co. Limited	100.00%
Roconeco Limited	100.00%
Strathclyde Hardware Services Limited	100.00%
William Newman & Sons, Limited	100.00%

Name of Subsidiary	Percent owned

UNITED STATES OF AMERICA:
Armoro, Inc.	100.00%
Checker Flag Parts, Inc.	100.00%
Chesley Industries, Inc.	100.00%
Clean Air, Inc.	100.00%
Club Car, Inc.	100.00%
Commercial Refrigeration Co.	100.00%
Compressed Air Parts, Inc.	100.00%
Crystal Refrigeration, Inc.	100.00%
Dor-O-Matic (Illinois) LLC	100.00%
Dor-O-Matic of Mid Atlantic States, Inc.	100.00%
D-R Acquisition, LLC	100.00%
DR Holding Corp.	100.00%
Earthforce America, Inc.	100.00%
Electronic Technologies Corporation USA	100.00%
Harrow Industries LLC	100.00%
Harrow Products (Delaware) LLC	100.00%
Harrow Products LLC	100.00%
Hussmann Corporation	100.00%
Hussmann Holdings, Inc.	100.00%
Hussmann International, Inc.	100.00%
Hussmann Mechanical Corporation	100.00%
Hussmann Services Corporation	100.00%
IDP Acquisition, LLC	100.00%
Improved Machinery, Inc.	100.00%
Indian Merger Sub, Inc.	100.00%
Ingersoll-Rand Asia Pacific Inc.	100.00%
Ingersoll-Rand Charitable Foundation	100.00%

Name of Subsidiary	Percent owned

Ingersoll-Rand China Limited	100.00%
Ingersoll-Rand Climate Control Holding Corporation	100.00%
Ingersoll-Rand Company	100.00%
Ingersoll-Rand Construction Services, Inc.	100.00%
Ingersoll-Rand Energy Systems Corporation	100.00%
Ingersoll-Rand Energy Technologies LLC	100.00%
Ingersoll-Rand Energy Techologies (Aviara) LLC	100.00%
Ingersoll-Rand Energy Techologies (Project DDI) LLC	100.00%
Ingersoll-Rand Energy Techologies (Project East) LLC	100.00%
Ingersoll-Rand Energy Techologies (Project Horton) LLC	100.00%
Ingersoll-Rand Enhanced Recovery Company	100.00%
Ingersoll-Rand Financial Services Corporation	100.00%
Ingersoll-Rand Industrial Refrigeration, Inc.	100.00%
Ingersoll-Rand Industrial Solutions Holding Corporation	100.00%
Ingersoll-Rand Infrastructure Holding Corporation	100.00%
Ingersoll-Rand International Holding Corporation	100.00%
Ingersoll-Rand International Sales LLC	100.00%
Ingersoll-Rand International, Inc.	100.00%
Ingersoll-Rand Italian Holding LLC	100.00%
Ingersoll-Rand Liability Management Company	100.00%
Ingersoll-Rand Plus, LP	100.00%
Ingersoll-Rand Sales Company, LLC	100.00%
Ingersoll-Rand Security and Safety Holding Corporation	100.00%
Ingersoll-Rand Services Company	100.00%
Ingersoll-Rand Spanish Holding LP	100.00%
Ingersoll-Rand Transportation Services Company	100.00%
Ingersoll-Rand US United, LLC	100.00%
Ingersoll-Rand Western Hemisphere Trade Corporation	100.00%
Ingersoll-Rand Worldwide, Inc.	100.00%
Ingersoll-Rand, Inc.	100.00%
Integrated Access Systems, Inc.	100.00%
Interflex N.A., Inc.	100.00%
I-R E-Medical, Inc.	99.00%
Krack Corporation	100.00%
Lockey Corp.	56.00%
Marlorch, Inc.	100.00%
MFP (Kentucky) LLC	100.00%
Monarch Hardware and Manufacturing Company LLC	100.00%
Nelson Refrigeration Inc.	100.00%
Newman Tonks, USA, LLC	100.00%
Newman-Tonks Holdings LLC	100.00%
Newman-Tonks Investments LLC	100.00%
Recognition Systems, LLC	100.00%
Refrigeration Engineering, Inc.	100.00%
Refrigeration Service & Design, Inc.	100.00%

Name of Subsidiary	Percent owned

Roconeco Corporation	100.00%
Rogers Refrigeration Co., Inc.	100.00%
SBG Holding Corp.	100.00%
Schlage Lock Company	100.00%
Schlage Lock Company LLC	100.00%
Security One Systems of Jacksonville	100.00%
Security One Systems, Inc.	100.00%
Silver Holding Corp.	100.00%
Tavant Technologies, Inc.	19.50%
Taylor Industries, Inc.	100.00%
Terry D. Carter Service Co., Inc.	100.00%
Thermo King Corporation	100.00%
Thermo King de Puerto Rico, Inc.	100.00%
Thermo King Enterprises Company	100.00%
Thermo King SVC, Inc.	100.00%
Thermo King Trading Company	100.00%
Touch-Plate International, Inc.	100.00%
Von Duprin LLC	100.00%
WHS Refrigeration Services, Inc.	100.00%
ZEKS Compressed Air Solutions LLC	100.00%

VENEZUELA:
Administradora Lockey CA	56.00%
Aro de Venezuela, C.A.	100.00%
Inversora Lockey de Venezuela CA	56.00%
Tratamaq CA	42.00%

ZAMBIA:
Ingersoll-Rand Limited (Zambia)	100.00%

ZIMBABWE:
Ingersoll-Rand Zimbabwe (Private) Ltd.	100.00%